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                                                                   EXHIBIT 10.39

                 AMENDMENT NO. 5 AND CONSENT TO CREDIT AGREEMENT

                  AMENDMENT NO. 5 AND CONSENT TO CREDIT AGREEMENT (this "Amendment"), dated as of July 7, 2003 among BRIGHTPOINT NORTH AMERICA L.P., a Delaware limited partnership ("Brightpoint"), and WIRELESS FULFILLMENT SERVICES LLC, a California limited liability company ("Wireless", together with Brightpoint, the "Borrowers"), the other Credit Parties signatory to the hereinafter defined Credit Agreement; GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, "GE Capital"), for itself, as Lender, and as Agent for Lenders ("Agent"), and the other Lenders signatory to the hereinafter defined Credit Agreement.

                              W I T N E S S E T H :

                  WHEREAS, the Borrowers, the other Credit Parties, Agent and Lenders are party to that certain Credit Agreement, dated as of October 31, 2001 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement");

                  WHEREAS, on and subject to the terms and conditions hereof, the Borrower and the other Credit Parties have requested that Agent and Lender, and Agent and Lender are willing to, consent to (i) the acquisition by Brightpoint of Brightpoint Activation Services LLC, an Indiana limited liability company ("BAS") and (ii) the joinder of BAS as a "Credit Party" to the Credit Agreement and the other Loan Documents, and to amend certain provisions of the Credit Agreement to reflect such actions, all as set forth herein; and

                  WHEREAS, this Amendment shall constitute a Loan Document and these Recitals shall be construed as part of this Amendment; capitalized terms used herein without definition are so used as defined in Annex A to the Credit Agreement.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows:

                  1.       Amendments to Credit Agreement.

                  (a) Section 1.3(b) to the Credit Agreement is amended by inserting the language ", BAS" immediately prior to the phrase "or any Borrower" located in the third line of clause (ii) therein.

                  (b) Section 3.1 to the Credit Agreement is amended by inserting the language "and BAS" immediately following the phrase "Each Borrower" in the first line therein.

                  (c) Section 6.3 to the Credit Agreement is amended as follows:

                           (i) By renumbering clause (vi) to subsection (a) therein to read as new clause "(vii)"; and

                           (ii) By adding a new clause (vi) immediately following the conclusion of clause (v) therein to read as follows:

                                    "; (vi) Indebtedness consisting of
                                    intercompany loans and advances made by
                                    Brightpoint to BAS; provided that, (A) BAS shall have executed and delivered to Brightpoint, prior to any such intercompany loan or advance, an Intercompany Note to evidence any such intercompany Indebtedness, which Intercompany Note shall

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                                    be pledged and delivered to Agent pursuant
                                    to the Brightpoint Pledge Agreement as
                                    additional collateral security for the
                                    Obligations; (B) each of Brightpoint and BAS shall record all intercompany transactions on its books and records in a manner satisfactory to Agent; (C) the obligations under any such Intercompany Notes shall be subordinated to the Obligations in a manner satisfactory to Agent; (D) at the time any such intercompany loan or advance is made and after giving effect thereto, each of Brightpoint and BAS shall be Solvent; (E) no Event of Default would occur and be continuing after giving effect to any such proposed intercompany loan or repayment; and
                                    (F) the aggregate amount of such
                                    intercompany loans owing by BAS to
                                    Brightpoint shall at no time exceed
                                    $1,000,000."

                  (d) Section 6.6 to the Credit Agreement is amended by inserting the following proviso immediately prior to the conclusion thereof:

                           "provided, that with respect to BAS, such Guaranteed Indebtedness shall be (i) provided by Brightpoint pursuant to a limited guaranty substantially in the form of Exhibit 6.6 and (ii) in an amount not exceeding, in the aggregate, $6,000,000; provided further, that no payment by Brightpoint on such Guaranteed Indebtedness relating to BAS shall be made after the occurrence of an Event of Default pursuant to Section 8.1(e)."

                  (e) Section 6.7 to the Credit Agreement is amended removing the word "and" immediately preceding subsection (c) thereof and inserting a new subsection (d) immediately following section (c) thereof to read as follows:

                           "; and (d) Liens with respect to the assets of BAS created after the date hereof by conditional sale or other title retention agreements or by the granting of security interests to third parties who sell to BAS (whether outright, conditionally or through consignment or bailment) wireless devices or other property with respect to which BAS provides services."

                  (f) Section 6.14 to the Credit Agreement is amended by deleting subsection (a) thereof in its entirety and replacing such subsection with the following:

                           "(a) intercompany loans and advances between Borrowers or between Brightpoint and BAS to the extent permitted by Section 6.3".

                  (g) Annex A to the Credit Agreement is amended as follows:

                                    (i)     The definition of "Change Control"
                           is amended as follows:

                                            (A)      By deleting the word "or"
                                    immediately preceding subsection (f)
                                    thereof; and

                                            (B)      By adding a new subsection
                                    (g) thereto immediately following subsection
                                    (f) thereof to read as follows:

                                                           "; or (g) Brightpoint
                                            ceases to directly own and control
                                            all of the economic and voting
                                            rights associated with all of the
                                            outstanding Stock of BAS"

                                    (ii)    The definition of "Collateral" is
                           amended by deleting the words

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                           "Security Agreement" located on the first line
                           therein and replacing it with the phrase "Security Agreements".

                                    (iii)   The definition of "Collateral
                           Documents" is amended by deleting the words "Security Agreement" on the first line therein and replacing it with the phrase "Security Agreements".

                                    (iv)     The definition of "Credit Parties"
                           is amended by inserting the following language immediately prior to the conclusion thereof:
                           "including, without limitation, BAS."

                                    (v)      The definition of "Guaranties" is
                           amended by inserting the phrase ", the Subsidiary Guaranty" immediately following the phrase "the Holding Company Guaranty" located in the first line therein.

                                    (vi)     The definition of "Guarantors" is
                           amended by inserting the phrase "including, without limitation, BAS" immediately prior to the conclusion thereof.

                                    (vii)    The definition of "Security
                           Agreement" is amended by deleting such definition in its entirety and replacing it as follows:

                                                     "Security Agreements" means
                                             (i) the Security Agreement of even
                                             date herewith entered into by and
                                             among Agent, on behalf of itself
                                             and Lenders and Borrowers and (ii)
                                             the Security Agreement dated as of
                                             July 7, 2003 entered into by and
                                             among Agent, on behalf of itself
                                             and Lenders and each Subsidiary
                                             that is a signatory thereto.

                                    (viii)   The following definitions are added
                           to Annex A to the Credit Agreement in alphabetical order among the definitions appearing therein:

                                                     "BAS" means Brightpoint
                                             Activation Services LLC, an Indiana
                                             limited liability company.

                                                     "Holding Company Guaranty"
                                             means that certain guaranty of even
                                             date herewith by the Holding
                                             Companies of Borrower in favor of
                                             Agent, on behalf of Lenders.

                                                     "Subsidiary Guaranty" means
                                             that certain guaranty dated as of
                                             July 7, 2003 by BAS in favor of
                                             Agent, on behalf of Lenders.

                  (h) New Exhibit 6.6 (Form of Brightpoint limited guaranty) is attached hereto as Exhibit A.

                           2.       Consent and Limited Waiver to Acquisition
and Joinder of BAS. Agent and Lenders hereby expressly consent to (i) the acquisition by Brightpoint of BAS as its wholly-owned Subsidiary, (ii) the assignment and transfer of the National Wholesale Distribution Agreement between Sprint Spectrum L.P. and Brightpoint from Brightpoint to BAS; and (iii) the joinder of BAS to the Credit Agreement as a "Credit Party" therein. Such consents are only applicable and shall only be effective in the specific instances and for the specific purposes for which made or given.

                           3.       Joinder to Credit Agreement. BAS hereby
acknowledges, agrees and confirms that, by its execution of this Amendment, it will be deemed to be party to the Credit Agreement

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and a "Credit Party" for all purposes of the Credit Agreement and the other Loan
Documents, and shall have all of the obligations of a Credit Party thereunder as if it has executed the Credit Agreement and the other Loan Documents. BAS hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement and in the Loan Documents which are binding upon the Credit Parties, including, without limitation (a) all of the representations and warranties of the Credit Parties set forth in the Credit Agreement and the other Loan Documents, as supplemented from time to time in accordance with the terms thereof and (b) all of the covenants set forth in the Credit Agreement and the other Loan Documents.

                           4.       Representations and Warranties of Credit
Parties. In order to induce Agent and Lenders to enter into this Amendment, each Credit Party hereby jointly and severally represents and warrants to Agent and Lenders that:

                           (a)      Representations and Warranties. After giving
effect to this Amendment, no representation or warranty of any Credit Party contained in the Credit Agreement or any of the other Loan Documents, including this Amendment, shall be untrue or incorrect in any material respect as of the date hereof, except to the extent that such representation or warranty expressly relates to an earlier date.

                           (b)      Authorization, etc. Each Credit Party has
the power and authority to execute, deliver and perform this Amendment. Each Credit Party has taken all necessary action (including, without limitation, obtaining approval of its stockholders, if necessary) to authorize its execution, delivery and performance of this Amendment. No consent, approval or authorization of, or declaration or filing with, any Governmental Authority, and no consent of any other Person, is required in connection with any Credit Party's execution, delivery and performance of this Amendment, except for those already duly obtained. This Amendment has been duly executed and delivered by each Credit Party and constitutes the legal, valid and binding obligation of each Credit Party, enforceable against it in accordance with its terms. No Credit Party's execution, delivery or performance of this Amendment conflicts with, or constitutes a violation or breach of, or constitutes a default under, or results in the creation or imposition of any Lien upon the property of any Credit Party by reason of the terms of (i) any contract, mortgage, lease, agreement, indenture or instrument to which any Credit Party is a party or which is binding upon it, (ii) any law or regulation or order or decree of any court applicable to any Credit Party, or (iii) the certificate or articles of incorporation or by-laws of any Credit Party.

                           (c)      No Default. No Default or Event of Default
has occurred or is continuing, or would result after giving effect hereto.

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                           5.       Conditions to Effectiveness. The
effectiveness of this Amendment is expressly conditioned upon the satisfaction, and delivery to Agent (on behalf of itself and Lenders), of each condition set forth in this Section 5 on or prior to the date hereof:

                           (a) Documentation. Duly executed originals of this Amendment from each Credit Party and from Requisite Lenders.

                           (b) Schedules to Credit Agreement. Copies of all schedules to the Credit Agreement revised pursuant to the terms of this Amendment.

                           (c) Security Agreement. Duly executed originals of the Security Agreement, dated the date hereof by and between BAS and Agent, on behalf of itself and Lenders, and all instruments, documents and agreements executed pursuant thereto.

                           (d) Insurance. Satisfactory evidence that the insurance policies required by Section 5.4 of the Credit Agreement are in full force and effect, together with appropriate evidence showing loss payable and/or additional insured clauses or endorsements and showing BAS as a named insured therein, as requested by Agent, in favor of Agent, on behalf of Lenders.

                           (e)      Security Interests and Code Filings.

                                    (i)      Evidence satisfactory to Agent that
                  Agent (for the benefit of itself and Lenders) has a valid and perfected first priority security interest in the Collateral of BAS (excluding those Liens permitted pursuant to Section
                  6.7 of the Credit Agreement), including (x) such documents duly executed by BAS (including financing statements under the Code (both pre-revision and post-revision) and other applicable documents under the laws of any jurisdiction with respect to the perfection of Liens) as Agent may request in order to perfect its security interests in the Collateral and
                  (y) copies of Code search reports listing all effective financing statements that name BAS as debtor, together with copies of such financing statements, none of which shall cover the Collateral (except those permitted pursuant to Section 6.7 of the Credit Agreement).

                                    (ii)     Control Letters from all issuers of
                  uncertificated securities and financial assets held by Brightpoint with respect to BAS.

                           (f) Intellectual Property Security Agreements. Duly executed originals of a Trademark Security Agreement, Copyright Security Agreement and Patent Security Agreement, each dated the date hereof and signed by BAS, all in form and substance reasonably satisfactory to Agent, together with all instruments, documents and agreements executed pursuant thereto.

                           (g) Subsidiary Guaranty. Duly executed originals of the Subsidiary Guaranty, dated the date hereof, and all documents, instruments and agreements executed pursuant thereto.

                           (h) Cash Management System; Deposit Account Agreements. Evidence satisfactory to Agent that, as of the date hereof, Cash Management Systems complying with Annex C to the Credit Agreement with respect to BAS have been established and are currently being maintained in the manner set forth in such Annex C, together with copies of duly executed tri-party account agreements, reasonably satisfactory to Agent, with the banks as required by Annex C to the Credit Agreement.

                           (i) Articles of Organization and Good Standing. BAS's (i) articles of

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         organization and all amendments thereto, (ii) certificates of existence in its state of organization and (iii) good standing certificates (including verification of tax status) and certificates of qualification to conduct business in each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, each dated a recent date prior to the date hereof and certified by the applicable Secretary of State or other authorized Governmental Authority.

                           (j)      Operating Agreement and Resolutions. BAS's
         (i) operating agreement, together with all amendments thereto and (ii) resolutions of Brightpoint Holdings and Brightpoint, approving and authorizing the execution, delivery and performance of the Loan Documents to which it is a party and the transactions to be consummated in connection therewith, each certified as of the date hereof by the corporate secretary or an assistant secretary of Brightpoint Holdings (in its capacity as general partner of Brightpoint, the sole member and sole manager of BAS) as being in full force and effect without any modification or amendment.

                           (k) Incumbency Certificates. Signature and incumbency certificates of the officer(s) of Brightpoint Holdings (the general partner of Brightpoint, which is the sole member and sole manager of BAS) executing any of the Loan Documents on behalf of BAS, certified as of the date hereof by the corporate secretary of Brightpoint Holdings as being true, accurate, correct and complete.

                           (l) Opinion of Counsel. Duly executed originals of opinion of Baker & Daniels, counsel for BAS, together with any local counsel opinions reasonably requested by Agent, each in form and substance reasonably satisfactory to Agent and its counsel, dated the date hereof, and each accompanied by a letter addressed to such counsel from BAS, authorizing and directing such counsel to address its opinion to Agent, on behalf of Lenders, and to include in such opinion an express statement to the effect that Agent and Lenders are authorized to rely on such opinion.

                           (m) Pledge Amendment. Duly executed originals of the pledge amendment to the Brightpoint Pledge Agreement accompanied by the original Intercompany Notes and other instruments evidencing Indebtedness being pledged pursuant to such pledge amendment, duly endorsed in blank.

                           (n) Other Documents. All other agreements, certificates and other documents as Agent any reasonably request to accomplish the purposes of this Amendment.

                           6.       Reference to and Effect on Loan Documents.

                           (a) Ratification. Except as specifically provided in this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and each Credit Party hereby ratifies and confirms each such Loan Document.

                           (b) No Waiver. Except as specifically provided in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver or forbearance of any right, power or remedy of Agent or any Lender under the Credit Agreement or any of the other Loan Documents, or constitute a consent, waiver or modification with respect to any provision of the Credit Agreement or any of the other Loan Documents. Upon the effectiveness of this Amendment each reference in (a) the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of similar import and (b) any other Loan Document to "the Agreement" shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Credit Agreement as amended hereby.

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                           7.       Affirmation of Guarantors. By its signature
         set forth below, each Guarantor hereby confirms to Agent and Lenders that, after giving effect to the foregoing Amendment and the transactions contemplated thereby, the Guaranty of such Guarantor and each other Loan Document to which such Guarantor is a party continues in full force and effect and is the legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

                           8.       Miscellaneous.

                           (a) Successors and Assigns. This Amendment shall be binding on and shall inure to the benefit of the Credit Parties, Agent and Lenders and their respective successors and assigns, except as otherwise provided herein. No Credit Party may assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder without the prior express written consent of Agent and Lenders. The terms and provisions of this Amendment are for the purpose of defining the relative rights and obligations of the Credit Parties, Agent and Lenders with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Amendment.

                           (b) Entire Agreement. This Amendment, including all schedules and other documents attached hereto or incorporated by reference herein or delivered in connection herewith, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

                           (c)      Fees and Expenses. As provided in Section
         11.3 of the Credit Agreement, the Borrowers agree to pay on demand all fees, costs and expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment.

                           (d) Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

                           (e) Severability. Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

                           (f) Conflict of Terms. Except as otherwise provided in this Amendment, if any provision contained in this Amendment is in conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Amendment shall govern and control.

                           (g) Counterparts. This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed signature page to this Amendment by telecopy shall be effective as delivery of a manually executed signature page to this Amendment.

                           (h) Incorporation of Credit Agreement. The provisions contained in Sections 11.9 and 11.13 of the Credit Agreement are incorporated herein by reference to the same extent as

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         if reproduced herein in their entirety, except with reference to this
         Amendment rather than the Credit Agreement.

                           (i) Acknowledgment. Each Credit Party hereby acknowledges its status as a Credit Party and affirms its obligations under the Credit Agreement and represents and warrants that there are no liabilities, claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent (collectively, the "Claims"), which any Credit Party may have or claim to have against Agent or any Lender, or any of their respective affiliates, agents, employees, officers, directors, representatives, attorneys, successors and assigns (collectively, the "Lender Released Parties"), which might arise out of or be connected with any act of commission or omission of the Lender Released Parties existing or occurring on or prior to the date of this Amendment, including, without limitation, any Claims arising with respect to the Obligations or any Loan Documents. In furtherance of the foregoing, each Credit Party hereby releases, acquits and forever discharges the Lender Released Parties from any and all Claims that any Credit Party may have or claim to have, relating to or arising out of or in connection with the Obligations or any Loan Documents or any other agreement or transaction contemplated thereby or any action taken in connection therewith from the beginning of time up to and including the date of the execution and delivery of this Amendment. Each Credit Party further agrees forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against any Lender Released Parties with respect to any and all Claims which might arise out of or be connected with any act of commission or omission of the Lender Released Parties existing or occurring on or prior to the date of this Amendment, including, without limitation, any Claims arising with respect to the Obligations or any Loan Documents.

[signature pages follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed and delivered as of the day and year first above written.

                                    BRIGHTPOINT NORTH AMERICA L.P.

                                        By: BRIGHTPOINT NORTH AMERICA, INC.,
                                            its general partner

                                    By: /s/ Steven E. Fivel
                                        ----------------------------------------
                                    Name: Steven E. Fivel
                                    Title: Executive Vice President & Secretary

                                    WIRELESS FULFILLMENT SERVICES LLC

                                        By: Brightpoint, Inc., its manager

                                    By: /s/ Steven E. Fivel
                                        ----------------------------------------
                                    Name: Steven E. Fivel
                                    Title: Executive Vice President, General
                                           Counsel & Secretary

                                    GENERAL ELECTRIC CAPITAL CORPORATION,
                                    as Agent and Lender

                                    By: /s/ Dwayne L. Coker
                                        ----------------------------------------
                                    Title: Duly Authorized Signatory

                                    LASALLE BUSINESS CREDIT, LLC,
                                    as Lender

                                    By: /s/ Bruce A. Sprenger
                                        ----------------------------------------
                                    Name: Bruce A. Sprenger
                                    Title: Senior Vice President

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                                    NATIONAL CITY BANK OF INDIANA, as Lender

                                    By: /s/ David McNeely
                                        ----------------------------------------
                                    Name: David McNeely
                                    Title: Assistant Vice President

                                    CONGRESS FINANCIAL CORPORATION (CENTRAL), as Lender

                                    By: /s/ Anthony Vizgirda
                                        ----------------------------------------
                                    Name: Anthony Vizgirda
                                    Title: First Vice President

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                  The following Persons are signatories to this Amendment in their capacity as Credit Parties or Loan Parties and not as Borrowers.

                                    BRIGHTPOINT, INC.

                                    By:/s/ Steven E. Fivel
                                       -----------------------------------------
                                    Name: Steven E. Fivel
                                    Title: Executive Vice President, General
                                           Counsel & Secretary

                                    BRIGHTPOINT NORTH AMERICA, INC.

                                    By: /s/ Steven E. Fivel
                                        ----------------------------------------
                                    Name: Steven E. Fivel
                                    Title: Executive Vice President & Secretary

                                    WIRELESS FULFILLMENT SERVICES HOLDINGS, INC.

                                    By: /s/ Steven E. Fivel
                                        ----------------------------------------
                                    Name: Steven E. Fivel
                                    Title: Executive Vice President & Secretary

                                    BRIGHTPOINT INTERNATIONAL LTD.

                                    By: /s/ Steven E. Fivel
                                        ----------------------------------------
                                    Name: Steven E. Fivel
                                    Title: Executive Vice President & Secretary

                                    BRIGHTPOINT ACTIVATION SERVICES LLC

                                        By: BRIGHTPOINT NORTH AMERICA L.P., its
                                            sole member and sole manager

                                        By: Brightpoint North America, Inc., its
                                            general partner

                                    By: /s/ Steven E. Fivel
                                        ----------------------------------------
                                    Name: Steven E. Fivel
                                    Title: Executive Vice President & Secretary

                                       49